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                                  EXHIBIT j(l)

                             Consent of Ropes & Gray



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                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 19 to the Registration Statement of the BB&T Funds on Form N-1A under the Securities Act of 1933, as amended.


                                     /s/ Ropes & Gray



                                     ROPES & GRAY



Washington, D.C.
June 12, 2000